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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

              For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or (g) of the
                       Securities Exchange Act of 1934


                               Mediaplex, Inc.
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           (Exact name of registrant as specified in its charter)

              Delaware                              94-3295822
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       (State of Incorporation)         (I.R.S. Employer Identification No.)

131 Steuart Street, Fourth Floor, San Francisco, California       94105-1230
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        (Address of principal executive offices)                  (ZIP Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-86459
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Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class              Name of each exchange on which
          to be so registered              each class is to be registered
                 None                                 None
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--------------------------------------   ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $0.0001 per share
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                              (Title of class)
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Information Required in Registration Statement

Item 1.         Description of Registrant's Securities to be Registered

                Incorporated by reference to the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 2, 1999, as amended on September 16, 1999 and October 8, 1999 (Registration No. 333-86459) (the "Registration Statement").

Item 2.         Exhibits

                The following exhibits are filed as part of this registration statement (all of which are incorporated by reference to the corresponding exhibit as filed with the Registration Statement):

Exhibit
 Number                                Description
--------        ---------------------------------------------------------------
3.1/1/          Form of Amended and Restated Certificate of Incorporation to
                be in effect after the closing of the offering made under the Registration Statement.

3.2/1/ Form of Bylaws to be in effect after the closing of the offering made under the Registration Statement.

4.5/2/          Specimen Common Stock Certificate.

10.2/1/ Amended and Restated 1999 Stock Plan and form of agreements thereunder.

10.3/1/ 1999 Employee Stock Purchase Plan and form of agreements thereunder.

10.4/1/         1997 Stock Plan and form of agreements thereunder.
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/1/  Incorporated by reference to the Registrant's Registration Statement on
     Form S-1 (File No. 333-86459), filed on September 2, 1999.

/2/ Incorporated by reference to the Registrant's Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-86459), filed on October 8, 1999.

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                                  Signature


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  October 12, 1999            Mediaplex, Inc.

                                    By: /s/ Sandra L. Abbott
                                       -------------------------------------
                                                Sandra L. Abbott
                                             Senior Vice President,
                                            Chief Financial Officer
                                                 and Secretary

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                              Index to Exhibits

Exhibit
 Number                                Description
--------        ---------------------------------------------------------------
3.1/1/          Form of Amended and Restated Certificate of Incorporation to
                be in effect after the closing of the offering made under the Registration Statement.

3.2/1/ Form of Bylaws to be in effect after the closing of the offering made under the Registration Statement.

4.5/2/          Specimen Common Stock Certificate.

10.2/1/ Amended and Restated 1999 Stock Plan and form of agreements thereunder.

10.3/1/ 1999 Employee Stock Purchase Plan and form of agreements thereunder.

10.4/1/         1997 Stock Plan and form of agreements thereunder.
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/1/  Incorporated by reference to the Registrant's Registration Statement on
     Form S-1 (File No. 333-86459), filed on September 2, 1999.

/2/ Incorporated by reference to the Registrant's Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-86459), filed on October 8, 1999.

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